Income tax	12 Months Ended
Dec. 31, 2024
Income taxes paid (refund) [abstract]
Income tax
Note 20. Income tax

Accounting policy
The Company and its subsidiaries are subject to income tax in their respective jurisdictions.
Deferred taxes are recognized when there are temporary differences between the carrying amount of assets and liabilities in the Company’s financial statements and the corresponding tax base used to calculate taxable profit. Deferred taxes are not recognized if they arise from the initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, does not affect either the accounting or the taxable profit (tax loss).

The main source of deferred taxes relate to unused tax loss carryforwards. Deferred taxes are measured at the tax rates that are expected to apply to the period when the asset is expected to be realized or the liability is expected to be settled, based on tax rates and tax laws enacted or substantively enacted by the end of the reporting period. Deferred tax assets, which mainly arise as a result of tax loss carryforwards, are only recognized to the extent that it is probable that sufficient taxable income will be available in the future against which to offset the tax loss carryforwards or the temporary differences.

The recoverable amount of deferred tax assets is reviewed at the end of each reporting period and their carrying amount is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. Unrecognized deferred tax assets are reassessed at the end of each reporting period and are recognized when it becomes probable that future taxable profit will be available to offset the temporary differences. Management uses its best judgment to determine such probability.

Given the Company’s current stage of development and its short-term earnings outlook, no deferred tax assets have not been recognized;
Detail of income tax
For the year ended December 31, 2024, in accordance with the applicable legislation, the Company has €423 million of tax losses in France with an indefinite carryforward period, excluding the accumulated tax losses from Curadigm SAS and Curadigm Corp amounting to €4.9 million, that has not been yet transferred to Nanobiotix SA at the closing date further to the merger and liquidation of these 2 affiliates respectively in 2024, in comparison with €367 million and €331 million of tax losses with an indefinite carryforward period in France as of December 31, 2023 and 2022, respectively.

The cumulative tax loss carryforwards for the U.S. entities have been completely offset against taxable income as of December 31, 2024, as compared to $0.2 million as of December 31, 2023 and $3.1 million as of December 31, 2022. The tax loss carryforwards that were generated before January 1, 2018 have an indefinite carryforward and may be applied to 100% of future taxable income; those generated after that date have an indefinite carryforward as well but may be applied to 80% of future taxable income. The tax loss carryforwards in the U.S. comply with the federal and each state’s Net Operating Loss (“NOL”) rules updated by the Tax Cuts and Jobs Act (“TCJA”) of 2017.

As per the Tax Cuts and Jobs Act, from January 1st, 2022, taxpayers are required to capitalize and amortize R&D expenditures that were paid or incurred in connection with their trade or business and amortize them over 5 years for U.S.-based R&D activities. Subsequently, Nano Corp applied the capitalization of R&D costs for U.S. tax purposes for fiscal years 2022, 2023 and 2024 and generated higher taxable income that was partly offset by available NOLs; the use of available NOLs explains the cancellation of the cumulative tax loss carryforwards at the end of 2024 for the US entities.
The following table reconciles the Company’s theoretical tax expense to its effective tax expense:

	For the year ended December 31,
(in thousands of euros)	2024	2023	2022
Net loss	(68,132)	(39,700)	(57,041)
Effective tax expense	101	120	10
Recurring loss before tax	(68,031)	(39,580)	(57,030)
Theoretical tax rate (statutory rate in France)	25.00%	25.00%	25.00%
Theoretical tax (benefit) expense	(17,008)	(9,895)	(14,258)
Share-based payment	1,074	805	794
Other permanent differences	195	(660)	45
Other non-taxable items (CIR)	(811)	(985)	(1,023)
Unrecognized deferred tax on timing differences and tax losses	16,651	10,854	14,452
Effective tax expense	101	120	10
Effective tax rate	(0.1)%	(0.3)%	0.0%

The cumulative net unrecognized deferred tax assets amounted to €110.9 million in 2024, including €105.9 million linked to accumulated net operating loss carryforwards at the end of 2024, in comparison with €95.0 million, in 2023, including €91.8 million linked to accumulated net operating loss carryforwards at the end of 2023, and €88.3 million in 2022, including €86.2 million related to accumulated net operating loss carryforwards at the end of 2022. The total amount of accumulated net operating loss carryforwards at the end of 2024 does not include the accumulated tax losses from Curadigm SAS and Curadigm Corp amounting to €4.9 million, that has not been transferred to Nanobiotix SA yet, at closing date.
The deferred tax rate of the Company is unchanged at 25.8% in 2024 as compared to 2023 and in 2022, based on enacted tax rate reductions in future years.